UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549
                        ____________________

                              FORM 8-K

                           CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

                 Date of Report: March 12, 2010
       (Date of earliest event reported: February 18, 2010)


                        AMERILITHIUM CORP.
       (Exact name of registrant as specified in its charter)

      Nevada                        333-155059               applied for
(State or other jurisdiction  (Commission File Number)     (IRS Employer
 of incorporation)                                         Identification No.)

                            297 Kingsbury Grade
                         Lake Tahoe, Nevada 89449-4470
              (Address of principal executive offices (zip code)

                               775-996-2210
          (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
  ___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  ___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  ___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.03  AMENDMENT TO ARTICLES OF INCORPORATION

On February 18, 2010, the Articles of Incorporation were amended to change the name of the corporation to Amerilithium Corp. and to increase the authorized common shares to 150,000,000 common shares.


ITEM 5.07  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On February 16, 2010, pursuant to the Nevada Revised Statutes, shareholders holding 53 percent of the voting power consented to and authorized an amendment to the Articles of Incorporation of Kodiak International be filed with the state of Nevada to change the name of Kodiak to Amerilithium, Corp. to more accurately reflect the business of Kodiak.

Additionally, the shareholders consented to and authorized an 8 for 1 forward stock split.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 3.3 - Amendment to the Articles of Incorporation


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 12, 2010

AMERILITHIUM CORP.

By:     /s/Matthew Worrall
        ------------------
Name:   Matthew Worrall
Title:  Corporate Officer